Exhibit 99.1

CHIMERA INVESTMENT CORPORATION RELEASES 3RD QUARTER 2015 EARNINGS

  CORE EARNINGS OF $98 MILLION OR $0.50 PER SHARE
  PURCHASED 16.6 MILLION OR 8% OF CHIMERA’S OUTSTANDING SHARES FOR $231 MILLION OR $13.94 PER SHARE; A 17% DISCOUNT FROM Q2 2015 ENDING GAAP BOOK VALUE PER SHARE
  BECAME A MEMBER OF THE FEDERAL HOME LOAN BANK OF DES MOINES THROUGH WHOLLY-OWNED INSURANCE COMPANY
  GAAP BOOK VALUE OF $16.38 PER SHARE
  GAAP NET LOSS OF $48 MILLION OR $0.24 PER SHARE

NEW YORK--(BUSINESS WIRE)--November 3, 2015--"Chimera had a number of positive advances in the third quarter. We made significant progress in our transition to a fully independent, internally managed mortgage REIT, repurchased $231 million of our stock and became a member of the Federal Home Loan Bank System. Chimera has also taken a number of steps to position our portfolio and balance sheet in light of the continuing volatility in the fixed income market. This includes lowering our interest rate risk by reducing our Agency portfolio by $2 billion earlier this year, increasing the notional balances of our interest rate swaps and extending the term of our non-agency financing. Given the current uncertainty around interest rates, we believe defending book value in the near term while creating an investor friendly operating structure will be the right path to maximizing value for our shareholders over the long term."

3rd Quarter 2015 Financial Results and Highlights

  Core earnings(1) of $0.50 per share down, from $0.53 earned in the 2nd quarter of 2015 and $0.56 earned in the 3rd quarter of 2014. Core earnings for the third quarter were based on 198 million average shares outstanding for the quarter compared to 189 million shares currently outstanding.
  Net interest income of $144 million, down from $150 million in the 2nd quarter of 2015 and $151 million in the 3rd quarter of 2014
  GAAP book value of $16.38 per share, down from $16.73 per share for the 2nd quarter of 2015 and down from $17.50 per share in the 3rd quarter of 2014
  Economic book value of $15.28 per share, down from $15.54 per share for the 2nd quarter of 2015 and $15.75 for the 3rd quarter of 2014
  Purchased 8% of Chimera’s outstanding shares during the quarter which is expected to be beneficial to Chimera’s shareholders in future quarters.
    Purchased all shares held by Annaly, 4.4% of outstanding, for $14.05 per share.
    Open market purchases were executed at $13.81 per share for an average of $13.94 per share on all purchases.
  Exercised call right on Springleaf 2012-2 trust and securitized related mortgage loans in a new CIM 2015-3AG trust reducing financing costs from 4.1% to 2.2%. Incurred $2.4m of non-recurring deal expenses during the third quarter in relation to this transaction.

(1) Core earnings is a non-GAAP measure and is defined as GAAP net income (loss) excluding unrealized gains on the aggregate portfolio, impairment losses, realized gains on sales of investments, gain on deconsolidation, extinguishment of debt and certain other non-recurring gains or losses. Core earnings includes interest income and expense as well as realized gains or losses on derivatives used to hedge interest rate risk, including $9m of realized losses on treasury futures during the 3rd quarter of 2015. Core earnings is provided for purposes of comparability to other peer issuers, but has important limitations. Therefore, core earnings should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP.

Gross asset yields were 8.3% on the residential mortgage credit portfolio and 2.8% on the Agency MBS portfolio. The net interest spread on the total portfolio was 3.4% and net interest margin was 4.0% reflecting total leverage of 3.8:1 and recourse “at risk” leverage of 2.5:1 at September 30, 2015.

The Company declared a common stock dividend of $0.48 per share for the quarter ended September 30, 2015. The annualized dividend yield on the Company’s common stock for the quarter ended September 30, 2015 was 14%.

Other Information

Chimera Investment Corporation invests in residential mortgage loans, residential mortgage-backed securities, real estate-related securities and various other asset classes. The Company’s principal business objective is to generate income from the spread between yields on its investments and its cost of borrowing and hedging activities. The Company is a Maryland corporation that has elected to be taxed as a real estate investment trust (“REIT”).

Please visit www.chimerareit.com and click on Investor Relations for additional information about the Company.

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands, except share and per share data)
(Unaudited)

	September 30, 2015	December 31, 2014
Assets:
Cash and cash equivalents	$40,097	$164,620
Non-Agency RMBS, at fair value	3,789,967	3,404,149
Agency RMBS, at fair value	6,514,728	8,441,522
Securitized loans held for investment, net of allowance for loan losses of $0 million and $7 million, respectively	-	626,112
Securitized loans held for investment, at fair value	5,281,652	4,699,215
Receivable for investments sold	57,680	1,572,056
Accrued interest receivable	69,774	71,099
Other assets	173,512	172,601
Derivatives, at fair value, net	12,235	3,631
Total assets (1)	$15,939,645	$19,155,005

Liabilities:
Repurchase agreements, RMBS ($8.5 billion and $9.3 billion pledged as collateral, respectively)	$7,150,821	$8,455,381
Securitized debt, collateralized by Non-Agency RMBS ($2.2 billion and $2.5 billion pledged as collateral, respectively)	571,853	704,915
Securitized debt, collateralized by loans held for investment ($0 million and $626 million pledged as collateral, respectively)	-	521,997
Securitized debt at fair value, collateralized by loans held for investment ($5.3 billion and $4.7 billion pledged as collateral, respectively)	4,221,295	3,868,366
Payable for investments purchased	715,512	1,845,282
Accrued interest payable	39,842	31,888
Dividends payable	91,383	92,483
Accounts payable and other liabilities	11,516	2,469
Investment management fees payable	3,992	10,357
Derivatives, at fair value	14,714	14,177
Total liabilities (1)	12,820,928	15,547,315

Commitments and Contingencies (See Note 16)

Stockholders' Equity:
Preferred Stock: par value $0.01 per share; 100,000,000 shares authorized, 0 shares issued and outstanding, respectively	$-	$-
Common stock: par value $0.01 per share; 300,000,000 shares authorized, 190,394,216 and 205,546,144 shares issued and outstanding, respectively	10,163	10,275
Additional paid-in-capital	3,394,637	3,606,191
Accumulated other comprehensive income	935,248	1,046,680
Accumulated deficit	(1,221,331)	(1,055,456)
Total stockholders' equity	$3,118,717	$3,607,690
Total liabilities and stockholders' equity	$15,939,645	$19,155,005

(1) The Company's consolidated statements of financial condition include assets of consolidated variable interest entities ("VIEs") that can only be used to settle obligations and liabilities of the VIE for which creditors do not have recourse to the primary beneficiary (Chimera Investment Corp.). As of September 30, 2015 and December 31, 2014, total assets of consolidated VIEs were $7,649,737 and $7,924,232, respectively, and total liabilities of consolidated VIEs were $4,806,481 and $5,111,348, respectively.

Core earnings

Core earnings is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains on the aggregate portfolio, impairment losses, realized gains on sales of investments, gain on deconsolidation, extinguishment of debt and certain other non-recurring gains or losses. As defined, core earnings include interest income and expense as well as realized gains or losses on derivatives used to hedge interest rate risk. Core earnings are provided for the purpose of comparability to other peer issuers, but have important limitations. Core earnings as described above helps evaluate our financial performance without the impact of certain transactions and is of limited usefulness as an analytical tool. Therefore, core earnings should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP.

The following table provides GAAP measures of net income and net income per basic share available to common stockholders for the quarters ended September 30, 2015 and 2014 and details with respect to reconciling the line items to core earnings and related per average basic common share amounts:

	For the Quarter Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
	(dollars in thousands, except per share data)
GAAP Net income	$(48,259)	$377,580	$134,969	$582,717
Adjustments:
Net other-than-temporary credit impairment losses	17,832	1,990	52,748	8,871
Net unrealized gains (losses) on derivatives	71,540	(12,975)	(20,543)	11,720
Net unrealized (gains) losses on financial instruments at fair value	40,955	(162,921)	88,640	(183,722)
Net realized (gains) losses on sales of investments	(3,539)	(64,107)	(42,789)	(68,145)
(Gains) losses on extinguishment of debt	19,915	-	14,836	2,184
Gain on deconsolidation	-	-	-	(47,846)
Realized (gains) losses on terminations of interest rate swaps	-	-	99,703	-
Other (income) expense	-	(23,783)	-	(23,783)
Core Earnings	$98,444	$115,784	$327,564	$281,996

GAAP net income per basic common share	$(0.24)	$1.85	$0.65	$2.85
Core earnings per basic common share	$0.50	$0.55	$1.61	$1.36

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollars in thousands, except share and per share data)
(Unaudited)

	For the Quarter Ended		For the Nine Months Ended
Net Interest Income:	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Interest income (1)	$211,876	$190,355	$670,825	$445,340

Interest expense (2)	67,910	38,886	194,410	81,991
Net interest income	143,966	151,469	476,415	363,349

Other-than-temporary impairments:
Total other-than-temporary impairment losses	(3,129)	(726)	(6,389)	(4,939)
Portion of loss recognized in other comprehensive income	(14,703)	(1,264)	(46,359)	(3,932)
Net other-than-temporary credit impairment losses	(17,832)	(1,990)	(52,748)	(8,871)

Other investment gains (losses):
Net unrealized gains (losses) on derivatives	(71,540)	12,975	20,543	(11,720)

Realized gains (losses) on terminations of interest rate swaps	-	-	(99,703)	-
Net realized gains (losses) on derivatives	(21,160)	(23,152)	(80,023)	(48,692)
Net gains (losses) on derivatives	(92,700)	(10,177)	(159,183)	(60,412)
Net unrealized gains (losses) on financial instruments at fair value	(40,955)	162,921	(88,640)	183,722
Net realized gains (losses) on sales of investments	3,539	64,107	42,789	68,145
Gain on deconsolidation	-	-	-	47,846
Gains (losses) on Extinguishment of Debt	(19,915)	-	(14,836)	(2,184)
Realized losses on principal write-downs of Non-Agency RMBS	-		-	-
Total other gains (losses)	(150,031)	216,851	(219,870)	237,117

Other expenses:
Management fees	4,088	9,381	24,610	21,873
Expense recoveries from Manager	(1,140)	(1,975)	(6,905)	(4,820)
Net management fees	2,948	7,406	17,705	17,053
Compensation and benefits	3,955	-	4,482	-
General and administrative expenses	8,534	2,538	22,028	11,996
Servicing Fees of consolidated VIEs	6,499	2,589	19,276	3,610
Deal Expenses	2,426	-	5,337	-
Other (income) expense	-	(23,783)	-	(23,783)
Total other expenses	24,362	(11,250)	68,828	8,876

Income (loss) before income taxes	(48,259)	377,580	134,969	582,719
Income taxes	-	-	-	2
Net income (loss)	$(48,259)	$377,580	$134,969	$582,717

Net income (loss) per share available to common shareholders:
Basic	$(0.24)	$1.85	$0.65	$2.85
Diluted	$(0.24)	$1.85	$0.65	$2.85

Weighted average number of common shares outstanding:
Basic	197,787,858	205,436,676	202,891,610	205,443,605
Diluted	197,875,408	205,501,776	202,979,160	205,508,748

Comprehensive income (loss):
Net income (loss)	$(48,259)	$377,580	$134,969	$582,717
Other comprehensive income:
Unrealized gains (losses) on available-for-sale securities, net	16,512	(74,155)	(121,142)	63,995
Reclassification adjustment for net losses included in net income for other-than- temporary credit impairment losses	17,832	1,990	52,748	8,871
Reclassification adjustment for net realized losses (gains) included in net income	(3,903)	(62,477)	(43,038)	(70,817)
Reclassification adjustment for gain on deconsolidation included in net income	-	-	-	(47,846)
Other comprehensive income (loss)	30,441	(134,642)	(111,432)	(45,797)
Comprehensive income (loss)	$(17,818)	$242,938	$23,537	$536,920
(1)	Includes interest income of consolidated VIEs of $142,053 and $103,742 for the quarters ended September 30, 2015 and 2014, respectively.
Includes interest income of consolidated VIEs of $439,571 and $274,215 for the nine months ended September 30, 2015 and 2014, respectively.
See Note 8 for further discussion.

(2)	Includes interest expense of consolidated VIEs of $50,837 and $28,984 for the quarters ended September 30, 2015 and 2014, respectively.
Includes interest expense of consolidated VIEs of $148,017 and $66,859 for the nine months ended September 30, 2015 and 2014, respectively.
See Note 8 for further discussion.

The following tables provide a summary of the Company’s RMBS portfolio at September 30, 2015 and December 31, 2014.

All Portfolio Assets
	September 30, 2015
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency RMBS
Senior	$3,691,932	$57.29	$78.46	3.8%	17.2%
Senior, interest-only	5,673,250	4.77	4.31	1.6%	13.0%
Subordinated	821,814	63.76	77.25	3.1%	10.1%
Subordinated, interest-only	297,851	5.61	4.65	1.3%	10.9%
Agency MBS
Residential pass-through	5,061,800	105.21	105.68	3.8%	3.1%
Commercial pass-through	853,404	102.21	104.14	3.4%	3.0%
Interest-only	6,593,418	4.25	4.20	0.8%	3.6%

(1) Bond Equivalent Yield at period end.

	December 31, 2014
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency RMBS
Senior	$3,435,362	$55.09	$79.63	4.3%	15.9%
Senior, interest-only	5,221,937	4.35	3.97	1.6%	14.4%
Subordinated	690,599	50.18	65.79	3.1%	10.6%
Subordinated, interest-only	216,403	4.43	3.14	0.9%	9.2%
Agency MBS
Pass-through	7,774,266	104.96	106.19	4.0%	3.2%
Interest-only	3,884,523	4.89	4.79	0.9%	3.1%

(1) Bond Equivalent Yield at period end.

At September 30, 2015 and December 31, 2014, the repurchase agreements collateralized by RMBS had the following remaining maturities.

	September 30, 2015	December 31, 2014
	(dollars in thousands)
Overnight	$33,119	$-
1 to 29 days	1,620,979	2,652,717
30 to 59 days	1,846,105	1,371,856
60 to 89 days	877,448	656,915
90 to 119 days	1,224,940	2,068,740
Greater than or equal to 120 days	1,548,230	1,705,153
Total	$7,150,821	$8,455,381

Average days to maturity	114 Days	100 Days

The following table summarizes certain characteristics of our portfolio at September 30, 2015 and December 31, 2014.

	September 30, 2015	December 31, 2014

Interest earning assets at period-end (1)	$15,586,347	$17,170,998
Interest bearing liabilities at period-end	$11,943,969	$13,550,659
Leverage at period-end	3.8:1	3.8:1
Leverage at period-end (recourse)	2.5:1	2.6:1
Portfolio Composition, at amortized cost
Non-Agency RMBS	9.8%	5.1%
Senior	4.3%	1.5%
Senior, interest only	1.8%	1.4%
Subordinated	3.6%	2.2%
Subordinated, interest only	0.1%	0.1%
RMBS transferred to consolidated VIEs	10.2%	10.3%
Agency MBS	44.3%	52.1%
Residential	36.4%	50.9%
Commercial	6.0%	N/A
Interest-only	1.9%	1.2%
Securitized loans held for investment	35.7%	32.5%
Fixed-rate percentage of portfolio	85.6%	92.5%
Adjustable-rate percentage of portfolio	14.4%	7.5%
Annualized yield on average interest earning assets for the year ended	6.1%	6.9%
Annualized cost of funds on average borrowed funds for the year ended (2)	2.5%	2.5%
(1) Excludes cash and cash equivalents.
(2) Includes the effect of realized losses on interest rate swaps.

The tables below present the adjustments to GAAP book value that we believe are necessary to adequately reflect our calculation of estimated economic book value as of September 30, 2015 and December 31, 2014.

September 30, 2015
(dollars in thousands, except per share data)

GAAP Book Value	$3,118,717
GAAP Book Value per Share	$16.38

Economic Adjustments:
Assets of Consolidated VIEs	(7,525,004)
Non-Recourse Liabilities of Consolidated VIEs	4,793,148
Interests in VIEs eliminated in consolidation	2,522,817

Total Adjustments - Net	(209,039)
Total Adjustments - Net (per share)	1.10

Economic Book Value	$2,909,678
Economic Book Value per Share	$15.28

December 31, 2014
(dollars in thousands, except per share data)

GAAP Book Value	$3,607,690
GAAP Book Value per Share	$17.55

Economic Adjustments:
Assets of Consolidated VIEs	(7,798,794)
Non-Recourse Liabilities of Consolidated VIEs	5,095,278
Interests in VIEs eliminated in consolidation	2,367,953

Total Adjustments - Net	(335,563)
Total Adjustments - Net (per share)	1.65

Economic Book Value	$3,272,127
Economic Book Value per Share	$15.90

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarter Ended
	September 30, 2015			September 30, 2014
	(dollars in thousands)
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:
Interest-earning assets (1):
Agency RMBS	$5,935,743	$42,132	2.8%	$7,614,237	$64,065	3.4%
Non-Agency RMBS	1,450,827	27,579	7.6%	812,667	22,544	11.1%
Non-Agency RMBS transferred to consolidated VIEs	1,527,414	65,028	17.0%	1,787,994	71,108	15.9%
Jumbo Prime securitized residential mortgage loans held for investment	510,708	3,972	3.1%	710,865	5,282	3.0%
Seasoned sub-prime securitized residential mortgage loans held for investment	4,664,014	73,054	6.3%	1,556,948	27,352	7.0%
Total	$14,088,706	$211,765	6.0%	$12,482,711	$190,351	6.1%

Liabilities and stockholders' equity:
Interest-bearing liabilities:
Agency repurchase agreements (2)	$5,243,274	$18,690	1.4%	$7,181,000	$23,872	1.3%
Non-Agency repurchase agreements	1,772,806	9,739	2.2%	560,836	3,162	2.3%
Securitized debt, collateralized by Non-Agency RMBS	598,562	9,946	6.6%	765,028	13,540	7.1%
Securitized debt, collateralized by jumbo prime residential mortgage loans	401,222	3,227	3.2%	588,699	5,205	3.5%
Securitized debt, collateralized by seasoned sub-prime residential mortgage loans	3,843,969	35,449	3.7%	1,255,689	10,239	3.3%
Total	$11,859,833	$77,051	2.6%	$10,351,252	$56,018	2.2%

Net economic interest income/net interest rate spread		$134,714	3.4%		$134,333	3.9%

Net interest-earning assets/net interest margin	$2,228,873		4.0%	$2,131,459		4.3%

Ratio of interest-earning assets to interest bearing liabilities	1.19			1.21
(1) Interest-earning assets at amortized cost
(2) Interest includes cash paid on swaps

	For the Nine Months Ended
	September 30, 2015			September 30, 2014
	(dollars in thousands)
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:
Interest-earning assets (1):
Agency RMBS	$6,713,571	$154,739	3.1%	$4,321,091	$109,322	3.4%
Non-Agency RMBS	1,224,947	77,654	8.5%	796,297	61,791	10.3%
Non-Agency RMBS transferred to consolidated VIEs	1,583,689	202,096	17.0%	1,921,600	225,417	15.6%
Jumbo Prime securitized residential mortgage loans held for investment	560,772	18,225	4.3%	742,858	21,446	3.8%
Seasoned sub-prime securitized residential mortgage loans held for investment	4,581,975	219,250	6.4%	518,983	27,352	7.0%
Total	$14,664,954	$671,964	6.1%	$8,300,829	$445,328	7.2%

Liabilities and stockholders' equity:
Interest-bearing liabilities:
Agency repurchase agreements (2)	$5,945,916	$57,930	1.3%	$3,921,089	$46,036	1.6%
Non-Agency repurchase agreements	1,466,067	24,017	2.2%	246,603	3,939	2.1%
Securitized debt, collateralized by Non-Agency RMBS	645,086	27,111	5.6%	823,113	39,559	6.4%
Securitized debt, collateralized by jumbo prime residential mortgage loans	449,424	13,725	4.1%	621,142	17,061	3.7%
Securitized debt, collateralized by seasoned sub-prime residential mortgage loans	3,817,215	104,965	3.7%	418,563	10,239	3.3%
Total	$12,323,708	$227,748	2.5%	$6,030,510	$116,834	2.6%

Net economic interest income/net interest rate spread		$444,216	3.6%		$328,494	4.6%

Net interest-earning assets/net interest margin	$2,341,246		4.0%	$2,270,319		5.3%

Ratio of interest-earning assets to interest bearing liabilities	1.19			1.38
(1) Interest-earning assets at amortized cost
(2) Interest includes cash paid on swaps

CONTACT:
Chimera Investment Corporation
Investor Relations
866-315-9930
www.chimerareit.com